[Graphic Omitted]             PRELIMINARY SAMPLE               [Graphic Omitted]
 POPULAR ABS, INC.(SM)        POPULAR ABS 2005-C

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Friedman, Billings, Ramsey & Co., Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Friedman, Billings, Ramsey & Co., Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the FBR Trading Desk at (703) 469-1225.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail

POPULAR ABS 2005-C                                           INTEREST ONLY LOANS
FRIEDMAN BILLINGS RAMSEY                                     BALANCE: 27,802,632
                                                                     106 RECORDS
================================================================================

----------------------------------------------------------------------------------------------------------------------
                                                                                      Weighted
                                                                         Weighted      Average
                                                   Current      Pct by    Average       Stated     Weighted   Weighted
                                     # of        Principal        Curr      Gross    Remaining      Average    Average
Current Principal Balance ($)       Loans          Balance    Prin Bal     Coupon         Term     Orig LTV       FICO
----------------------------------------------------------------------------------------------------------------------
100,000.01 - 200,000.00                37     6,105,933.67       21.96      6.312          359        80.73        673
200,000.01 - 300,000.00                39     9,420,698.63       33.88      6.376          358        83.06        655
300,000.01 - 400,000.00                18     6,053,003.73       21.77      6.539          359        84.16        670
400,000.01 - 500,000.00                 7     3,088,996.24       11.11      6.304          359        80.47        655
500,000.01 - 600,000.00                 2     1,140,000.00        4.10      6.495          357        84.74        624
600,000.01 - 700,000.00                 2     1,244,000.00        4.47      5.934          358        75.05        689
700,000.01 - 800,000.00                 1       750,000.00        2.70      6.230          360        78.53        747
----------------------------------------------------------------------------------------------------------------------
Total:                                106    27,802,632.27      100.00      6.371          359        82.09        665
----------------------------------------------------------------------------------------------------------------------
Min: $104,000.00
Max: $750,000.00
Average: $262,288.98
----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                                                                      Weighted
                                                                         Weighted      Average
                                                   Current      Pct by    Average       Stated     Weighted   Weighted
                                     # of        Principal        Curr      Gross    Remaining      Average    Average
Current Gross Rate                  Loans          Balance    Prin Bal     Coupon         Term     Orig LTV       FICO
----------------------------------------------------------------------------------------------------------------------
5.000 - 5.499                           2       472,000.00        1.70      5.422          359        80.00        684
5.500 - 5.999                          21     5,022,450.00       18.06      5.845          359        79.11        682
6.000 - 6.499                          43    12,046,712.40       43.33      6.253          359        81.01        671
6.500 - 6.999                          33     8,791,369.73       31.62      6.720          358        85.04        653
7.000 - 7.499                           4       935,750.14        3.37      7.083          360        85.04        627
7.500 - 7.999                           3       534,350.00        1.92      7.802          358        82.48        610
----------------------------------------------------------------------------------------------------------------------
Total:                                106    27,802,632.27      100.00      6.371          359        82.09        665
----------------------------------------------------------------------------------------------------------------------
Min: 5.350
Max: 7.900
Weighted Average: 6.371
----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                                                                      Weighted
                                                                         Weighted      Average
                                                   Current      Pct by    Average       Stated     Weighted   Weighted
                                     # of        Principal        Curr      Gross    Remaining      Average    Average
FICO                                Loans          Balance    Prin Bal     Coupon         Term     Orig LTV       FICO
----------------------------------------------------------------------------------------------------------------------
550 - 574                               1       204,000.00        0.73      7.750          358        85.00        553
575 - 599                               2       450,500.00        1.62      6.933          359        77.48        590
600 - 624                              13     3,827,270.00       13.77      6.520          359        80.61        616
625 - 649                              32     8,688,138.73       31.25      6.427          359        84.29        635
650 - 674                              22     5,316,397.63       19.12      6.378          358        82.15        663
675 - 699                              14     3,188,500.00       11.47      6.268          358        81.67        688
700 >=                                 22     6,127,825.91       22.04      6.158          359        80.30        736
----------------------------------------------------------------------------------------------------------------------
Total:                                106    27,802,632.27      100.00      6.371          359        82.09        665
----------------------------------------------------------------------------------------------------------------------
Min: 553
Max: 814
NZ Weighted Average: 665
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
================================================================================

POPULAR ABS 2005-C                                           INTEREST ONLY LOANS
FRIEDMAN BILLINGS RAMSEY                                     BALANCE: 27,802,632
                                                                     106 RECORDS
================================================================================

----------------------------------------------------------------------------------------------------------------------
                                                                                      Weighted
                                                                         Weighted      Average
                                                   Current      Pct by    Average       Stated     Weighted   Weighted
                                     # of        Principal        Curr      Gross    Remaining      Average    Average
Original CLTV                       Loans          Balance    Prin Bal     Coupon         Term     Orig LTV       FICO
----------------------------------------------------------------------------------------------------------------------
60.00 - 64.99                           1       150,000.00        0.54      6.480          360        63.16        714
65.00 - 69.99                           1       499,500.00        1.80      6.000          359        66.33        624
70.00 - 74.99                           3     1,307,896.24        4.70      6.088          357        71.88        702
75.00 - 79.99                          11     2,965,525.00       10.67      6.381          359        77.98        673
80.00 - 80.00                          51    12,484,060.55       44.90      6.213          359        80.00        669
80.01 - 84.99                           7     1,821,500.00        6.55      6.344          358        83.20        646
85.00 - 89.99                          13     3,008,385.51       10.82      6.729          358        87.51        650
90.00 - 94.99                          19     5,565,764.97       20.02      6.631          358        90.00        659
----------------------------------------------------------------------------------------------------------------------
Total:                                106    27,802,632.27      100.00      6.371          359        82.09        665
----------------------------------------------------------------------------------------------------------------------
Min: 63.16
Max: 90.00
Weighted Average: 82.09
% > 80: 37.39
% > 90: 0.00
% > 95: 0.00
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                                                      Weighted
                                                                         Weighted      Average
                                                   Current      Pct by    Average       Stated     Weighted   Weighted
FRM                                  # of        Principal        Curr      Gross    Remaining      Average    Average
ARM                                 Loans          Balance    Prin Bal     Coupon         Term     Orig LTV       FICO
----------------------------------------------------------------------------------------------------------------------
ARM                                    96    25,561,487.27       91.94      6.348          359        82.22        665
Fixed Rate                             10     2,241,145.00        8.06      6.624          359        80.56        658
----------------------------------------------------------------------------------------------------------------------
Total:                                106    27,802,632.27      100.00      6.371          359        82.09        665
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                                                      Weighted
                                                                         Weighted      Average
                                                   Current      Pct by    Average       Stated     Weighted   Weighted
                                     # of        Principal        Curr      Gross    Remaining      Average    Average
Product                             Loans          Balance    Prin Bal     Coupon         Term     Orig LTV       FICO
----------------------------------------------------------------------------------------------------------------------
ARM 2/28 - 60mo IO                     91    24,513,589.78       88.17      6.364          359        82.13        665
Fixed 30 yr - 60mo IO                  10     2,241,145.00        8.06      6.624          359        80.56        658
ARM 5/25 - 60mo IO                      5     1,047,897.49        3.77      5.978          357        84.38        671
----------------------------------------------------------------------------------------------------------------------
Total:                                106    27,802,632.27      100.00      6.371          359        82.09        665
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                                                      Weighted
                                                                         Weighted      Average
                                                   Current      Pct by    Average       Stated     Weighted   Weighted
                                     # of        Principal        Curr      Gross    Remaining      Average    Average
Documentation Type                  Loans          Balance    Prin Bal     Coupon         Term     Orig LTV       FICO
----------------------------------------------------------------------------------------------------------------------
Full Doc                               96    24,534,632.27       88.25      6.350          359        81.99        667
Alt Doc                                 8     2,848,000.00       10.24      6.390          359        82.67        652
SI                                      2       420,000.00        1.51      7.452          359        83.86        635
----------------------------------------------------------------------------------------------------------------------
Total:                                106    27,802,632.27      100.00      6.371          359        82.09        665
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
================================================================================

POPULAR ABS 2005-C                                           INTEREST ONLY LOANS
FRIEDMAN BILLINGS RAMSEY                                     BALANCE: 27,802,632
                                                                     106 RECORDS
================================================================================

----------------------------------------------------------------------------------------------------------------------
                                                                                      Weighted
                                                                         Weighted      Average
                                                   Current      Pct by    Average       Stated     Weighted   Weighted
                                     # of        Principal        Curr      Gross    Remaining      Average    Average
Loan Purpose                        Loans          Balance    Prin Bal     Coupon         Term     Orig LTV       FICO
----------------------------------------------------------------------------------------------------------------------
Cashout Refinance                      52    13,867,784.30       49.88      6.393          358        81.61        656
Purchase                               46    12,490,097.97       44.92      6.313          359        82.21        679
Rate/Term Refinance                     8     1,444,750.00        5.20      6.658          359        85.65        627
----------------------------------------------------------------------------------------------------------------------
Total:                                106    27,802,632.27      100.00      6.371          359        82.09        665
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                                                      Weighted
                                                                         Weighted      Average
                                                   Current      Pct by    Average       Stated     Weighted   Weighted
                                     # of        Principal        Curr      Gross    Remaining      Average    Average
Property Type                       Loans          Balance    Prin Bal     Coupon         Term     Orig LTV       FICO
----------------------------------------------------------------------------------------------------------------------
Single Family Detached                 91    23,936,603.30       86.09      6.356          359        82.13        660
Condominium                            10     2,988,528.97       10.75      6.446          359        82.78        703
Townhouse                               3       549,500.00        1.98      6.658          360        78.02        628
Row Home                                2       328,000.00        1.18      6.258          359        80.00        686
----------------------------------------------------------------------------------------------------------------------
Total:                                106    27,802,632.27      100.00      6.371          359        82.09        665
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                                                      Weighted
                                                                         Weighted      Average
                                                   Current      Pct by    Average       Stated     Weighted   Weighted
                                     # of        Principal        Curr      Gross    Remaining      Average    Average
Occupancy Type                      Loans          Balance    Prin Bal     Coupon         Term     Orig LTV       FICO
----------------------------------------------------------------------------------------------------------------------
Owner-Occupied                         96    24,017,353.30       86.39      6.384          359        82.29        660
Second Home                            10     3,785,278.97       13.61      6.287          358        80.79        693
----------------------------------------------------------------------------------------------------------------------
Total:                                106    27,802,632.27      100.00      6.371          359        82.09        665
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
================================================================================

POPULAR ABS 2005-C                                           INTEREST ONLY LOANS
FRIEDMAN BILLINGS RAMSEY                                     BALANCE: 27,802,632
                                                                     106 RECORDS
================================================================================

----------------------------------------------------------------------------------------------------------------------
                                                                                      Weighted
                                                                         Weighted      Average
                                                   Current      Pct by    Average       Stated     Weighted   Weighted
                                     # of        Principal        Curr      Gross    Remaining      Average    Average
State                               Loans          Balance    Prin Bal     Coupon         Term     Orig LTV       FICO
----------------------------------------------------------------------------------------------------------------------
North Carolina                         14     3,848,656.67        13.84     6.286          358        80.77        681
Virginia                               12     3,523,644.76        12.67     6.351          359        80.92        660
New Jersey                              8     3,045,408.97        10.95     6.496          359        84.02        693
Maryland                               10     2,487,875.00         8.95     6.510          359        78.89        632
California                              7     2,133,796.24         7.67     6.389          358        79.67        664
Georgia                                 9     1,861,600.00         6.70     6.354          358        86.54        657
Florida                                 8     1,820,550.00         6.55     6.253          359        79.87        653
Pennsylvania                            3       955,600.00         3.44     6.459          360        84.94        651
Arizona                                 4       785,520.00         2.83     6.219          360        79.76        696
Nevada                                  4       773,600.00         2.78     6.236          358        80.00        653
Illinois                                2       601,400.00         2.16     6.461          359        85.24        630
Michigan                                2       582,350.00         2.09     6.714          359        84.89        626
New Mexico                              2       566,900.00         2.04     6.390          357        87.16        651
Rhode Island                            1       540,000.00         1.94     6.400          358        90.00        637
Minnesota                               2       453,997.49         1.63     6.223          358        84.34        635
South Carolina                          1       404,800.00         1.46     6.080          357        80.00        696
Wisconsin                               2       393,120.00         1.41     6.702          358        86.14        733
Kentucky                                1       384,000.00         1.38     6.470          359        80.00        643
Ohio                                    2       375,250.14         1.35     6.689          358        85.31        650
South Dakota                            2       369,739.00         1.33     6.380          358        85.77        729
Oregon                                  2       326,800.00         1.18     5.560          359        80.00        747
Connecticut                             1       284,000.00         1.02     6.380          359        80.00        630
Washington                              1       235,000.00         0.85     6.500          356        81.88        673
Maine                                   1       228,500.00         0.82     5.630          359        82.79        636
North Dakota                            1       200,500.00         0.72     6.630          357        87.94        680
Iowa                                    1       176,024.00         0.63     6.250          358        80.00        663
Delaware                                1       172,000.00         0.62     5.990          360        80.00        633
Colorado                                1       168,000.00         0.60     6.870          360        80.00        689
Tennessee                               1       104,000.00         0.37     6.130          358        80.00        627
----------------------------------------------------------------------------------------------------------------------
Total:                                106    27,802,632.27       100.00     6.371          359        82.09        665
----------------------------------------------------------------------------------------------------------------------
Top 5 Zip Code: 22407(2.87%),28445(2.70%),8243(2.26%),28480(2.22%),93436(2.16%)
Number of States: 29
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                                                      Weighted
                                                                         Weighted      Average
                                                   Current      Pct by    Average       Stated     Weighted   Weighted
                                     # of        Principal        Curr      Gross    Remaining      Average    Average
DTI%                                Loans          Balance    Prin Bal     Coupon         Term     Orig LTV       FICO
----------------------------------------------------------------------------------------------------------------------
0.01 - 10.00                            1       241,600.00        0.87      5.970          359        80.00        662
10.01 - 20.00                           2       722,250.00        2.60      6.621          359        85.02        624
20.01 - 30.00                          10     3,497,006.00       12.58      6.400          358        79.03        667
30.01 - 40.00                          38     8,466,495.75       30.45      6.312          358        80.77        680
40.01 - 50.00                          40    11,129,770.52       40.03      6.374          359        83.43        647
50.01 - 60.00                          15     3,745,510.00       13.47      6.442          359        83.51        687
----------------------------------------------------------------------------------------------------------------------
Total:                                106    27,802,632.27      100.00      6.371          359        82.09        665
----------------------------------------------------------------------------------------------------------------------
WA DTI: 39.67
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
================================================================================